OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND

Supplement dated March 8, 2011 to the
Prospectus dated December 28, 2010

This supplement amends the Prospectus of Oppenheimer International Small Company Fund (the "Fund") dated December 28, 2010 and replaces the supplement dated March 1, 2011.

1. The section titled “Portfolio Manager” on page 8 of the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals, including Frank Jennings, lead portfolio manager, George Evans, Dominic Freud, Rajeev Bhaman, Randall Dishmon, Justin Leverenz, and Shanquan Li, who are primarily responsible for the day-to-day management of the Fund's investments. This portfolio team has managed the Fund since February 28, 2011.

2. The section titled “Portfolio Manager” on page 17 in the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Managers. The Fund’s portfolio is managed by a team of investment professionals, including Frank Jennings, lead portfolio manager, George Evans, Dominic Freud, Rajeev Bhaman, Frank Jennings, Randall Dishmon, Justin Leverenz, and Shanquan Li, who are primarily responsible for the day-to-day management of the Fund's investments. This portfolio team has managed the Fund since February 28, 2011.

Frank Jennings has been a Senior Vice President of the Manager since February 2006 and was a Vice President of the Manager from September 1995 to February 2006. Mr. Jennings is a portfolio manager of other portfolios in the OppenheimerFunds complex.

George Evans has been the Director of Equities of the Manager since October 2010 and a Senior Vice President of the Manager since October 1993. He has been the Director of International Equities of the Manager since July 2004. He was Vice President of HarbourView Asset Management Corporation from July 1994 through November 2001. Mr. Evans is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Dominic Freud has been a Vice President of the Manager since April 2003. He was a Partner and European Equity Portfolio manager at SLS Management from January 2002 through February 2003 and he was head of the European equities desk and managing director at SG Cowen from May 1994 through January 2002. Mr. Freud is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Rajeev Bhaman, CFA, has been a Senior Vice President of the Manager since May 2006 and was a Vice President of the Manager from January 1997 to May 2006. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Randall Dishmon has been a Vice President of the Manager since January 2005 and portfolio manager of the Manager since August 2004. He was an Assistant Vice President and Senior Research Analyst of the Manager from June 2001 through August 2004. Mr. Dishmon is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Justin Leverenz has been a Senior Vice President of the Manager since November 2009 and was a Vice President of the Manager from July 2004 to November 2009. Mr. Leverenz was the Head of Research for Goldman Sachs in Taiwan and Head of Asian Technology Research Pan-Asia from 2002 to 2004. He was an Analyst and Head of Equity Research for Barclays de Zoete Wedd from 1993 to 1995 and from 1997 to 2000, respectively.Mr. Leverenz is a portfolio manager of other portfolios in the OppenheimerFunds complex.

Shanquan Li has been a Vice President and portfolio manager of the Fund since July 1997. Mr. Li has been a Vice President of the Manager since November 1998 and was an Assistant Vice President of the Manager from January 1997 to November 1998. Mr. Li is a portfolio manager of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

March 8, 2011

PS0815.033